Significant transactions	9 Months Ended
Jul. 31, 2020
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Significant transactions
Note 4.    Significant transactions
Sale of FirstCaribbean International Bank Limited
On November 8, 2019, we announced that we had entered into a definitive agreement to sell a controlling interest in CIBC FirstCaribbean to GNB Financial Group Limited (GNB). Under the terms of the agreement, GNB will acquire 66.73% of CIBC FirstCaribbean’s outstanding shares from CIBC for total consideration of approximately US$797 million, subject to closing adjustments to reflect certain changes in CIBC FirstCaribbean’s book value prior to closing. The total consideration is comprised of approximately US$200 million in cash and secured financing provided by CIBC for the remainder. CIBC will also provide secured financing to facilitate the purchase of any shares tendered by the minority shareholders of CIBC FirstCaribbean under the take-over bid required by local securities laws. We expect to retain a minority interest in CIBC FirstCaribbean of approximately 24.9% after closing, which will be accounted for as an investment in associate using the equity method.
The parties continue to pursue the regulatory approvals required to complete the transaction on or before June 30, 2021. The regulatory approval process is complex given the number of Caribbean regulators having oversight over CIBC FirstCaribbean, and we believe such process is complicated further as a result of the COVID-19 pandemic.
Following this announcement, the assets and liabilities of CIBC FirstCaribbean, which are included within Corporate and Other, have been treated as held for sale and are measured at the lower of their aggregate carrying amount and fair value less costs to sell. Due to the valuation implied from the expected sale by CIBC of a controlling interest in CIBC FirstCaribbean, we previously recognized a goodwill impairment charge of $135 million in the fourth quarter of 2019. Details of our annual goodwill impairment test are provided in Note 8 to the consolidated financial statements included in our 2019 Annual Report. In the second quarter of 2020, we recognized an additional goodwill impairment charge of $28 million.
 We concluded that there were no indicators of impairment as at July 31, 2020.
The held for sale assets and liabilities of CIBC FirstCaribbean included on our interim consolidated balance sheet are as follows:

$ millions, as at	2020 Jul. 31	(1)
Assets
Cash and non-interest bearing deposits with banks	$1,362
Interest-bearing deposits with banks	1,049
Securities	4,028
Loans, net of allowance (2)	8,355
Goodwill and other intangible assets	380
Other assets (3)	565
Total assets	$15,739
Liabilities
Deposits	$14,393
Other liabilities (3)	295
Total liabilities	$14,688
(1)	Excludes net intercompany receivables of $543 million.
(2)	Net of allowance for credit losses of $417 million.
(3)	Land, buildings and equipment include a right-of-use asset of $57 million and other liabilities include a lease liability of $58 million.
Cumulative foreign exchange translation gains, net of designated hedges, related to our investment in CIBC FirstCaribbean of approximately $295 million after-tax
were included in AOCI as at July 31, 2020. Our cumulative foreign exchange translation gains relating to CIBC FirstCaribbean will be reclassified into income upon closing, and remain subject to change from movements in foreign exchange rates until closing.